Exhibit 10.1

THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exchange Agreement

This Exchange Agreement (this “Agreement”) is executed as of August 17, 2016 by and between GrowLife, Inc., a Delaware corporation (the “Company”), and Chicago Venture Partners, L.P., a Utah limited partnership, its successors and/or assigns (“Holder”). Capitalized terms not defined herein shall have the same meaning as set forth in the Initial Exchange Note (as defined below).
A. The Company previously sold and issued to TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (“TCA”), that certain Amended, Restated and Consolidated Senior Secured Convertible Redeemable Debenture dated and made effective as of October 27, 2015 in the original principal amount of $1,050,000.00 (the “Original Debenture”).

B. Pursuant to that certain Debt Purchase Agreement dated August 17, 2016 between Holder and TCA (the “Purchase Agreement”), Holder agreed to purchase the Original Debenture from TCA in multiple tranches (each, a “Tranche”).

C. In connection with the first Tranche purchased by Holder, TCA severed an $80,000.00 portion of the Original Debenture and the Company reissued such $80,000.00 portion as that certain First Replacement Amended, Restated and Consolidated Senior Secured Convertible Redeemable Debenture A in the original principal amount of $80,000.00 dated and made effective as of August 17, 2016 but having an original issuance date of October 27, 2015 (the “Initial Debenture”).

D. Pursuant to the Purchase Agreement and with respect to each subsequent Tranche, TCA will sever additional portions of the Original Debenture and the Company will reissue such severed portions as additional First Replacement Amended, Restated and Consolidated Senior Secured Convertible Redeemable Debentures (each, a “Subsequent Debenture”, and together with the Initial Debenture, the “Purchased Debentures”).

E. Subject to the terms of this Agreement, Holder and the Company desire to exchange (such exchange is referred to as the “Note Exchange”) (i) the Initial Debenture for a new Convertible Promissory Note in the original principal amount of $128,000.00 substantially in the form attached hereto as Exhibit A (the “Initial Exchange Note”); and (ii) all other Purchased Debentures for new Convertible Promissory Notes each in substantially the form attached hereto as Exhibit B (each, a “Subsequent Exchange Note”, and together with the Initial Exchange Note, the “Exchange Notes”). The Note Exchange will consist of Holder surrendering the Initial Debenture in return for the Initial Exchange Note and, from time to time upon the closing of additional Tranches, the surrender of Subsequent Debentures for Subsequent Exchange Notes. Other than the surrender of the Purchased Debentures, no consideration of any kind whatsoever shall be given by Holder to the Company in connection with this Agreement.

F. This Agreement, the Initial Exchange Note, each Subsequent Exchange Note, the Transfer Agent Letter (as defined below), the Secretary’s Certificate (as defined below), the Share Issuance Resolution (as defined below), the Officer’s Certificate (as defined below) and any other documents, agreements, or instruments entered into or delivered in connection with this Agreement, or any amendments to any of the foregoing, are collectively referred to as the “Exchange Documents”.
G. For purposes of this Agreement: “Conversion Shares” means all shares of Common Stock issuable upon conversion of all or any portion of any Exchange Note; and “Securities” means the Initial Exchange Note, all Subsequent Exchange Notes, and the Conversion Shares.

H. Pursuant to the terms and conditions hereof, Holder and the Company agree to exchange the Purchased Debentures for the Exchange Notes.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:
1. Issuance of Exchange Notes; Exchange Fees.
1.1. Upon execution of this Agreement, Holder will surrender the Initial Debenture to the Company and the Company will issue to Holder the Initial Exchange Note. In conjunction therewith, the Company hereby confirms that the Initial Debenture represents the Company’s unconditional obligation to pay the outstanding balance pursuant to the terms of the Original Debenture. The Company and Holder agree that upon surrender, the Initial Debenture will be cancelled and the remaining amount owed to Holder pursuant to the Initial Debenture shall hereafter be evidenced solely by the Initial Exchange Note.
1.2. Upon each subsequent purchase of a Subsequent Debenture, Holder will surrender such Subsequent Debenture to the Company and the Company will issue to Holder a Subsequent Exchange Note. In conjunction therewith, the Company hereby confirms that each Subsequent Debenture represents the Company’s unconditional obligation to pay the outstanding balance pursuant to the terms of the Original Debenture. The Company and Holder agree that upon surrender, the applicable Subsequent Debenture will be cancelled and the remaining amount owed to Holder pursuant to such Subsequent Debenture shall hereafter be evidenced solely by the applicable Subsequent Exchange Note.
1.3.  The Company acknowledges that the outstanding balance of the Initial Exchange Note includes an exchange fee in the amount of $48,000.00 (the “Exchange Fee”), which sum was added to the outstanding balance of the Initial Exchange Note in consideration of the accommodations granted to the Company and the legal and other fees incurred by Holder in connection with the Note Exchange. The Company further acknowledges and agrees that an additional Exchange Fee shall be added to the outstanding balance of each Subsequent Exchange Note that is issued hereafter in an amount bearing the same ratio to the outstanding balance of the Subsequent Debenture being exchanged as the initial Exchange Fee bears to the outstanding balance of the Initial Debenture. For illustration purposes only, if the outstanding balance of a Subsequent Debenture being exchanged is equal to $150,000.00, then the Exchange Fee included in the balance of the Subsequent Exchange Note being issued in exchange for such Subsequent Debenture shall be equal to $90,000.00.
2. Closings.
2.1. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 3 and Section 4 below, The initial closing of the transaction contemplated hereby (the “Initial Closing”) along with the delivery of the Initial Exchange Note and the other Exchange Documents (as defined below) shall occur on the date that is mutually agreed to by the Company and Holder (the “Initial Closing Date”) by means of the exchange by express courier and email of .pdf documents, but shall be deemed to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.
2.2. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 3 and Section 4 below, the closing of the exchange of each Subsequent Debenture (the “Subsequent Closing”, and together with the Initial Closing, the “Closings”) and issuance of each Subsequent Exchange Note shall occur on a date that is mutually agreed upon by the Company and Holder, but in any event is not more than two (2) business days following the date on which Holder gives the Company notice that it has acquired a Subsequent Debenture and desires to exchange it for a Subsequent Exchange Note pursuant to this Agreement (the “Subsequent Closing Date”, and together with the Initial Closing Date, the “Closing Dates”) by means of the exchange by express courier and email of .pdf documents, but shall be deemed to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.

3. Conditions to Company s Obligation to Exchange. The obligation of Company hereunder to exchange the Purchased Debentures for the Exchange Notes at the Closings is subject to the satisfaction, on or before the applicable Closing Date, of each of the following conditions:
3.1. With respect to the Initial Closing, Holder shall have executed and delivered this Agreement to the Company.
3.2. With respect to each Closing, Holder shall have delivered applicable Purchased Debenture for cancellation or a lost note affidavit.
4. Conditions to Company s Obligation to Exchange. The obligation of Holder hereunder to Exchange the Purchased Debentures at the Closings is subject to the satisfaction, on or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for Holder’s sole benefit and may be waived by Holder at any time in its sole discretion:
4.1. With respect to the Initial Closing, the Company shall have executed and delivered this Agreement.
4.2. With respect to each Closing, the Company shall have executed and delivered the applicable Exchange Note.
4.3. With respect to the Initial Closing, the Company shall deliver to Holder a fully executed Letter of Instructions to Transfer Agent (“Transfer Agent Letter”) substantially in the form attached hereto as Exhibit C acknowledged and agreed to in writing by Company’s transfer agent (the “Transfer Agent”).
4.4. With respect to the Initial Closing, the Company shall deliver to Holder a fully executed Secretary’s Certificate substantially in the form attached hereto as Exhibit D (the “Secretary’s Certificate”) evidencing the Company’s approval of the Note Exchange and the Exchange Documents.
4.5. With respect to the Initial Closing, the Company shall deliver to Holder a fully executed Share Issuance Resolution substantially in the form attached hereto as Exhibit E (the “Share Issuance Resolution”) to be delivered to the Transfer Agent.
4.6. With respect to each Closing, Company’s Chief Executive Officer shall have executed and delivered a certificate in substantially the form attached hereto as Exhibit F (the “Officer’s Certificate”)
4.7. With respect to each Closing, delivery of all other Exchange Documents.
5. Holding Period, Tacking and Legal Opinion. The Company represents, warrants and agrees that for the purposes of Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”), the holding period of each Exchange Note will include TCA’s holding period of the Original Debenture from October 27, 2015, which date is the date that the Original Debenture was issued. The Company agrees not to take a position contrary to this Section 5 in any document, statement, setting, or situation and further acknowledges that the Original Debenture has not been amended or altered since such date. The Company represents that it is not subject to Rule 144(i). Each Exchange Notes is being issued in substitution of and exchange for and not in satisfaction of the applicable Purchased Debenture. The Exchange Notes shall not constitute a novation or satisfaction and accord of the applicable Purchased Debenture. The Company acknowledges and understands that the representations and agreements of the Company in this Section 5 are a material inducement to Holder’s decision to consummate the transactions contemplated herein.

6. Representations, Warranties and Covenants of Holder. Holder represents, warrants, and covenants to the Company that:
6.1. Investment Purpose. Holder is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, Holder reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares or an available exemption under the Securities Act.
6.2. Accredited Investor Status. Holder is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.
6.3. Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Holder and is a valid and binding agreement of Holder enforceable in accordance with its terms.
6.4. Brokers. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by Holder in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Holder or any action taken by Holder.
7. Representations, Warranties, and Covenants of the Company. The Company hereby makes the representations set forth below and covenants and agrees as follows to Holder (in addition to those set forth elsewhere herein):
7.1. Organization and Qualification. The Company has been duly organized, validly exists and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors’ rights, generally.

7.2. Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Exchange Notes, and each of the other Exchange Documents and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Securities, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Exchange Documents have been duly executed and delivered by the Company, (iv) the Exchange Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and (v) the Company’s signatory has full corporate or other requisite authority to execute the Exchange Documents and to bind the Company. The Company’s Board of Directors has duly adopted a resolution authorizing this Agreement and the other Exchange Documents and ratifying their terms, as indicated by the Secretary’s Certificate.
7.3. Issuance of Securities. The issuance of the Securities is duly authorized and the Securities are and will be, upon issuance, free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description other than liens in favor of Holder, and when issued will be validly issued, fully paid and non-assessable.
7.4. No Conflicts. The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.
7.5. SEC Documents: Financial Statements. None of the Company’s filings (“SEC Documents”) filed with the United States Securities and Exchange Commission (the “SEC”) contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Since October 27, 2015, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
7.6. Brokers. The Company has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fees or similar payments by Holder relating to this Agreement or the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Holder, its employees, officers, directors, stockholders, managers, agents, attorneys, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed or existing fees.
7.7. Authorization and Issuance. The Original Debenture and each Purchased Debenture was (or, upon issuance, will have been) authorized by all necessary company action and validly issued and executed, and the Company’s signatory had (or will have) full corporate or other requisite authority to execute such agreements and to bind the Company.
7.8. Holding Period. After due inquiry, the Company represents and warrants that at all times, the Company has complied in all material respects with all applicable securities and other applicable laws in relation with the issuance, holding and transfers of the Original Debenture and each Purchased Debenture. To the Company’s knowledge, no violation of securities and other applicable laws occurred in connection with the acquisition, issuance, or holding of the Original Debenture or any Purchased Debenture.
7.9. No Modifications. No written document, agreement, instrument, contract, amendment or modification to the Original Debenture exists that supplements, modifies, or amends the Initial Debenture or any Subsequent Debenture.

7.10. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock of the Company, $0.0001 par value per share (“Common Stock”), or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the Company or its operations.
7.11. No Additional Consideration. The Company has not received any cash or property consideration in any form whatsoever for entering into this Agreement, other than the surrender of the Purchased Debentures.
7.12. Recitals. All of the information, facts and representations set forth in the Recitals section of this Agreement are in all respects true and accurate as of the date hereof and are incorporated as representations and warranties of the Company as if set forth in this Section 7.
7.13. Acknowledgement of Obligations. The Company hereby acknowledges, confirms and agrees that the obligations of the Company to Holder under the Exchange Notes are unconditionally owed by the Company to Holder without offset, defense or counterclaim of any kind, nature or description whatsoever.
8. Company Covenants. Until all of the Company’s obligations under all of the Exchange Documents are paid and performed in full, or within the timeframes otherwise specifically set forth below, the Company shall comply with the following covenants: (i) so long as Holder beneficially owns any of the Securities and for at least twenty (20) Trading Days thereafter, the Company shall timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act, and shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144 of the Securities Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination; (ii) the Common Stock shall be listed or quoted for trading on any of (a) NYSE, (b) NASDAQ, (c) OTCQX, (d) OTCQB, or (e) OTC Pink Current Information; (iii) when issued, the Conversion Shares shall be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; (iv) trading in the Company’s Common Stock shall not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease on the Company’s principal trading market; (v) the Company shall not at any given time have any Variable Security Holders (as defined below), excluding Holder and any existing rights granted prior to the date hereof, without Holder’s prior written consent, which consent may be granted or withheld in Holder’s sole and absolute discretion; (vi) at each Closing and on the first day of each calendar quarter for so long as any Exchange Note remains outstanding or on any other date during which any Exchange Note is outstanding, as may be requested by Holder, the Chief Executive Officer of the Company shall provide to Holder an Officer’s Certificate certifying in his capacity as Chief Executive Officer of the Company the number of Variable Security Holders of the Company as of the date the applicable Officer’s Certificate is executed; (vii) upon the purchase by Holder of each Subsequent Debenture, the Company will immediately exchange such Subsequent Debenture for a Subsequent Exchange Note that includes an Exchange Fee in the original outstanding balance in accordance with Section 1.3 above; and (viii) if at any time the Common Stock trades below $0.0005, the Company shall, as soon as practicable but in no event longer than sixty (60) days thereafter, reduce the par value of its Common Stock to $0.00001 or below. For purposes hereof, the term “Variable Security Holder” means any holder of any the Company securities that (A) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Common Stock, or (B) are or may become convertible into Common Stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion price that varies with the market price of the Common Stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition (each a “Variable Security Issuance”). For avoidance of doubt, the issuance of shares of Common Stock under, pursuant to, in exchange for or in connection with any contract or instrument, whether convertible or not, is deemed a Variable Security Issuance for purposes hereof if the number of shares of Common Stock to be issued is based upon or related in any way to the market price of the Common Stock, including, but not limited to, Common Stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange.

9. Releases and Waivers.
9.1. Upon the full repayment of the Initial Exchange Note, Holder releases and forever discharges the Company of and from any and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Holder had, or may have arising from the Initial Debenture.
9.2. Upon the full repayment of each Subsequent Exchange Note, Holder releases and forever discharges the Company of and from any and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Holder had, or may have arising from the applicable Subsequent Debenture.
9.3. The Company hereby affirms that the obligations under the Exchange Notes and as set forth herein are valid and binding obligations of the Company, and hereby waives, to the fullest extent allowable under law, any and all defenses that may be available to a debtor under applicable state and federal law including, without limiting the foregoing, any and all defenses available to a debtor or maker under the provisions of the Uniform Commercial Code pertaining to negotiable instruments.
9.4. Upon execution of this Agreement, the Company releases and forever discharges Holder of and from any and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that the Company had, or may have arising from the Purchased Debentures.
10. Reservation of Shares. At all times during which any Exchange Note is convertible, the Company will reserve from its authorized and unissued Common Stock to provide for all issuances of Common Stock under the Exchange Notes at least three (3) times the number of shares of Common Stock obtained by dividing the aggregate Outstanding Balance of all potential Exchange Notes by the Conversion Price (as defined in the Exchange Notes) (the “Share Reserve”), but in any event not less than 215,000,000 shares of Common Stock shall be reserved at all times for such purpose (the “Transfer Agent Reserve”). The Company further agrees that it will cause the Transfer Agent to immediately add shares of Common Stock to the Transfer Agent Reserve in increments of 20,000,000 shares as and when requested by Holder in writing from time to time, provided that such incremental increases do not cause the Transfer Agent Reserve to exceed the Share Reserve. In furtherance thereof, from and after the date hereof and until such time that all of the Exchange Notes have been paid in full, the Company shall require the Transfer Agent to reserve for the purpose of issuance of Conversion Shares under the Exchange Notes, a number of shares of Common Stock equal to the Transfer Agent Reserve. The Company shall further require the Transfer Agent to hold such shares of Common Stock exclusively for the benefit of Holder and to issue such shares to Holder promptly upon Holder’s delivery of a conversion notice under the Exchange Note. Finally, the Company shall require the Transfer Agent to issue shares of Common Stock pursuant to the Exchange Note to Holder out of its authorized and unissued shares, and not the Transfer Agent Reserve, to the extent shares of Common Stock have been authorized, but not issued, and are not included in the Transfer Agent Reserve. The Transfer Agent shall only issue shares out of the Transfer Agent Reserve to the extent there are no other authorized shares available for issuance and then only with Holder’s written consent.
11. Miscellaneous. The provisions set forth in this Section 11 shall apply to this Agreement, as well as all other Exchange Documents as if these terms were fully set forth therein.

11.1. To the extent any capitalized term used in any Exchange Document is defined in any other Exchange Document (as noted therein), such capitalized term shall remain applicable in the Exchange Document in which it is so used even if the other Exchange Document (wherein such term is defined) has been released, satisfied, or is otherwise cancelled.
11.2. Arbitration of Claims. The parties shall submit all Claims (as defined in Exhibit G) arising under this Agreement, any other Exchange Document, or any other agreement between the parties and their affiliates to binding arbitration pursuant to the arbitration provisions set forth in Exhibit G attached hereto (the “Arbitration Provisions”). The parties hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the parties hereto and are severable from all other provisions of this Agreement. By executing this Agreement, the Company represents, warrants and covenants that the Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that the Company will not take a position contrary to the foregoing representations. The Company acknowledges and agrees that Holder may rely upon the foregoing representations and covenants of the Company regarding the Arbitration Provisions.
11.3. Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party consents to and expressly agrees that the exclusive venue for arbitration of any dispute arising out of or relating to this Agreement or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the parties’ obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in any proceeding arising out of or relating to this Agreement and agrees that all Claims (as defined in the Arbitration Provisions) in respect of the proceeding may only be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth in the Purchase Agreement, such service to become effective ten (10) days after such mailing.
11.4. Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any determination or arithmetic calculation under the Exchange Documents, including without limitation, calculating the Outstanding Balance, Conversion Price (as defined in the Exchange Notes), Conversion Shares, Conversion Factor (as defined in the Exchange Notes), or VWAP (as defined in the Exchange Notes) (each, a “Calculation”), the Company or Holder (as the case may be) shall submit any disputed Calculation via email or facsimile with confirmation of receipt (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to the Company or Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after Holder learned of the circumstances giving rise to such dispute. If Holder and the Company are unable to agree upon such Calculation within two (2) Trading Days of such disputed Calculation being submitted to the Company or Holder (as the case may be), then Holder will promptly submit via email or facsimile the disputed Calculation to Unkar Systems Inc. (“Unkar Systems”). The Company shall cause Unkar Systems to perform the Calculation and notify the Company and Holder of the results no later than ten (10) Trading Days from the time it receives such disputed Calculation. Unkar Systems’ determination of the disputed Calculation shall be binding upon all parties absent demonstrable and manifest error. Unkar Systems’ fee for performing such Calculation shall be paid by the incorrect party, or if both parties are incorrect, by the party whose Calculation is furthest from the correct Calculation as determined by Unkar Systems. In the event the Company is the losing party, no extension of the Delivery Date (as defined in the Note) shall be granted and the Company shall incur all effects for failing to deliver the applicable shares in a timely manner as set forth in the Exchange Documents. Notwithstanding the foregoing, Holder may, in its sole discretion, designate an independent, reputable investment bank or accounting firm other than Unkar Systems to resolve any such dispute and in such event, all references to “Unkar Systems” herein will be replaced with references to such independent, reputable investment bank or accounting firm so designated by Holder.

11.5. Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, no person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.
11.6. Pronouns. All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.
11.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.
11.8. Document Imaging. Holder shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of the Company’s loans, including, without limitation, this Agreement and the other Exchange Documents, and Holder may destroy or archive the paper originals. The parties hereto (a) waive any right to insist or require that Holder produce paper originals, (b) agree that such images shall be accorded the same force and effect as the paper originals, (c) agree that Holder is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (d) further agree that any executed facsimile (faxed), scanned, emailed, or other imaged copy of this Agreement or any other Exchange Document shall be deemed to be of the same force and effect as the original manually executed document.
11.9. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
11.10. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.
11.11. Entire Agreement. This Agreement, together with the Exchange Notes, and the other Exchange Documents, constitutes and contains the entire agreement between the parties hereto, and supersedes all prior oral or written agreements and understandings between Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Holder makes any representation, warranty, covenant or undertaking with respect to such matters.

11.12. No Reliance. The Company acknowledges and agrees that neither Holder nor any of its officers, directors, members, managers, partners, representatives or agents has made any representations or warranties to the Company or any of its officers, directors, stockholders, agents, representatives, or employees except as expressly set forth in the Exchange Documents and, in making its decision to enter into the transactions contemplated by the Exchange Documents, the Company is not relying on any representation, warranty, covenant or promise of Holder or its officers, directors, members, managers, agents or representatives other than as set forth in the Exchange Documents.
11.13. Amendment. Any amendment, supplement or modification of or to any provision of this Agreement, shall be effective only if it is made or given by an instrument in writing (excluding any email message) and signed by the Company and Holder.
11.14. No Waiver. No forbearance, failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement shall be effective (a) only if it is made or given in writing (including an email message) and (b) only in the specific instance and for the specific purpose for which made or given.
11.15. Assignment. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Holder, which consent may be withheld at the sole discretion of Holder; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, Holder shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Holder hereunder may be assigned by Holder to a third party, including its financing sources, in whole or in part.
11.16. Advice of Counsel. In connection with the preparation of this Agreement and all other Exchange Documents, each of the Company, its stockholders, officers, agents, and representatives acknowledges and agrees that the attorney that prepared this Agreement and all of the other Exchange Documents acted as legal counsel to Holder only. Each of the Company, its stockholders, officers, agents, and representatives (a) hereby acknowledges that he/she/it has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Exchange Documents with legal counsel of his/her/its choice, and (b) either has sought such legal counsel or hereby waives the right to do so.
11.17. No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.
11.18. Attorneys’ Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Exchange Documents, the parties agree that the party who is awarded the most money (which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.
11.19. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER EXCHANGE DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

11.20. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
11.21. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):
If to the Company:

GrowLife, Inc.
Attn: Marco Hegyi
5400 Carillon Point
Kirkland, Washington 98033

If to Holder:

Chicago Venture Partners, L.P.
Attn: John Fife
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC
Attn: Jonathan Hansen
3051 West Maple Loop Drive, Suite 325
Lehi, Utah 84043

11.22. Certain Transactions. During the period beginning on the Initial Closing Date and ending on the date that Holder no longer owns any of the Securities, Holder will not directly or through an affiliate engage in any open market Short Sales (as defined below) of the Common Stock; provided; however, that unless and until Company has affirmatively demonstrated by the use of specific evidence that Holder is engaging in open market Short Sales, Holder shall be assumed to be in compliance with the provisions of this Section and Company shall remain fully obligated to fulfill all of its obligations under the Exchange Documents; and provided, further, that (i) Company shall under no circumstances be entitled to request or demand that Holder either (A) provide trading or other records of Holder or of any party or (B) affirmatively demonstrate that Holder or any other party has not engaged in any such Short Sales in breach of these provisions as a condition to Company’s fulfillment of its obligations under any of the Exchange Documents, (ii) Company shall not assert Holder’s or any other party’s failure to demonstrate such absence of such Short Sales or provide any trading or other records of Holder or any other party as all or part of a defense to any breach of Company’s obligations under any of the Exchange Documents, and (iii) Company shall have no setoff right with respect to any such Short Sales. As used herein, “Short Sale” has the meaning provided in Rule 3b-3 under the Exchange Act.

11.23. Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.
11.24. Transaction Fees. Each party shall be responsible for its own attorneys’ fees and other costs and expenses associated with documenting and closing the transaction contemplated by this Agreement.
11.25. Specific Performance. The Company and Holder acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Exchange Documents were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, without (except as specified in the Arbitration Provisions) the necessity to post a bond, to prevent or cure breaches of the provisions of this Agreement or such other Exchange Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.
11.26. Time is of the Essence. Time is expressly made of the essence of each and every provision of this Agreement and the Exchange Documents.
11.27. Voluntary Agreement. The Company has carefully read this Agreement and each of the other Exchange Documents and has asked any questions needed for the Company to understand the terms, consequences and binding effect of this Agreement and each of the other Exchange Documents and fully understand them. The Company has had the opportunity to seek the advice of an attorney of the Company’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Exchange Documents voluntarily and without any duress or undue influence by Holder or anyone else.
[Remainder of the page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, each of the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Exchange Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.
HOLDER:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C., its General Partner

     By: CVM, Inc., its Manager

    By:/s/ John M. Fife
   John M. Fife, President

COMPANY:

GrowLife, Inc.

By: /s/ Marco Hegyi
Name: Marco Hegyi
Title: CEO

ATTACHMENTS:

Exhibit A Initial Exchange Note
Exhibit B Form of Subsequent Exchange Note
Exhibit C Transfer Agent Letter
Exhibit D Secretary’s Certificate
Exhibit E Share Issuance Resolution
Exhibit F Officer’s Certificate
Exhibit G Arbitration Provisions

EXHIBIT G

ARBITRATION PROVISIONS

1.       Dispute Resolution. For purposes of this Exhibit G, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Exchange Documents, and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Agreement (or these Arbitration Provisions (defined below)), any of the other Exchange Documents, if applicable. The term “Claims” specifically excludes a dispute over Calculations. The parties to the Agreement (the “parties”) hereby agree that the arbitration provisions set forth in this Exhibit G (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or declare the Agreement (or these Arbitration Provisions), any other Exchange Document, invalid or unenforceable for any reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Agreement. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Agreement.
2.       Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County or Utah County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest (as defined or otherwise provided for in the applicable Note (“Default Interest”)) (with respect to monetary awards) at the rate specified in the applicable Note for Default Interest both before and after the Arbitration Award. Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.
3.       The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.
4.       Arbitration Proceedings. Arbitration between the parties will be subject to the following:
4.1         Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 11.21 of the Agreement; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under Section 11.21 of the Agreement (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 11.21 of the Agreement or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

4.2         Selection and Payment of Arbitrator.
(a) Within ten (10) calendar days after the Service Date, Holder shall select and submit to the Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Holder has submitted to the Company the names of the Proposed Arbitrators, the Company must select, by written notice to Holder, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If the Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Holder may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to the Company.
(b) If Holder fails to submit to the Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then the Company may at any time prior to Holder so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Holder. Holder may then, within five (5) calendar days after the Company has submitted notice of its Proposed Arbitrators to Holder, select, by written notice to the Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Holder fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by the Company, then the Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Holder.
(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.
(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.
(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.
4.3         Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4         Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.
4.5         Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act.
4.6         Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:
(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:
(i)                 To facts directly connected with the transactions contemplated by the Agreement.
(ii)                 To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.
(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision. All depositions will be taken in Utah.
(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.
(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.
4.6         Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.
4.7         Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.
4.8         Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9         Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.
4.10                 Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.
5.       Arbitration Appeal.
5.1         Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall be final. The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.
5.2         Selection and Payment of Appeal Panel. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).
(a)         Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.
(b)         If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c)         If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.
(d)         The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.
(d)         Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.
5.3         Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.
5.4         Timing.
 (a)         Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b)         Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).
5.5         Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in applicable Note for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.
5.6         Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.
5.7         Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).
6.           Miscellaneous.
6.1         Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.
6.2         Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.
6.3         Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.
6.4         Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.
6.5         Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

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EXHIBIT A
THIS NOTE (AS DEFINED BELOW) IS ISSUED IN EXCHANGE FOR (WITHOUT ANY ADDITIONAL CONSIDERATION) THAT CERTAIN FIRST REPLACEMENT AMENDED, RESTATED AND CONSOLIDATED SENIOR SECURED CONVERTIBLE REDEEMABLE DEBENTURE A IN THE ORIGINAL PRINCIPAL AMOUNT OF $80,000.00 HAVING AN ORIGINAL ISSUE DATE OF OCTOBER 27, 2015. FOR PURPOSES OF RULE 144 (AS DEFINED BELOW), THIS NOTE SHALL BE DEEMED TO HAVE BEEN ISSUED ON OCTOBER 27, 2015.
CONVERTIBLE PROMISSORY NOTE
“Original Issue Date”: October 27, 2015  U.S. $128,000.00

FOR VALUE RECEIVED, GrowLife, Inc., a Delaware corporation (“Borrower”), promises to pay to Chicago Venture Partners, L.P., a Utah limited partnership, or its successors or assigns (“Lender”), $128,000.00 and any interest, fees, charges, and late fees on or before the date that is six (6) months from the Exchange Date (as defined below) (the “Maturity Date”) in accordance with the terms set forth herein. This Convertible Promissory Note (this “Note”) is issued and made effective pursuant to that certain Exchange Agreement dated as of August 17, 2016 (the “Exchange Date”), as the same may be amended from time to time (the “Exchange Agreement”), by and between Borrower and Lender, pursuant to which Lender exchanged the Initial Debenture (as defined in the Exchange Agreement) for this Note, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.
As set forth in the Exchange Agreement, Borrower agreed to pay an Exchange Fee (as defined in the Exchange Agreement) in the amount of $48,000.00, all of which Exchange Fee is included in the initial principal balance of this Note and all of which amount is fully earned and payable as of the date hereof.
Payment; Prepayment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal. Notwithstanding the foregoing, so long as Borrower has not received a Conversion Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered and so long as no Event of Default has occurred since the Exchange Date (whether declared by Lender or undeclared), then Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to Lender to prepay the Outstanding Balance of this Note, in full, in accordance with this Section 1. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to Lender at its registered address and shall state: (i) that Borrower is exercising its right to prepay this Note, and (ii) the date of prepayment, which shall be not less than five (5) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of Lender as may be specified by Lender in writing to Borrower. If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash equal to 125% multiplied by the then Outstanding Balance of this Note (the “Optional Prepayment Amount”). In the event Borrower delivers the Optional Prepayment Amount to Lender prior to the Optional Prepayment Date or without delivering an Optional Prepayment Notice to Lender as set forth herein without Lender’s prior written consent, the Optional Prepayment Amount shall not be deemed to have been paid to Lender until the Optional Prepayment Date. Moreover, in such event the Optional Prepayment Liquidated Damages Amount will automatically be added to the Outstanding Balance of this Note on the day Borrower delivers the Optional Prepayment Amount to Lender. In the event Borrower delivers the Optional Prepayment Amount without an Optional Prepayment Notice, then the Optional Prepayment Date will be deemed to be the date that is five (5) Trading Days from the date that the Optional Prepayment Amount was delivered to Lender. In addition, if Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to Lender within two (2) Trading Days following the Optional Prepayment Date, Borrower shall forever forfeit its right to prepay this Note.

Security. This Note is unsecured.
Conversion.
Conversion Price. Subject to the adjustments set forth herein, the conversion price (the “Conversion Price”) for each Conversion (as defined below) shall be equal to the product of 65% (the “Conversion Factor”) multiplied by the average for the three (3) lowest daily VWAPs for the Common Stock (as defined below) in the twenty (20) Trading Days immediately preceding the applicable Conversion. Additionally, if at any time after the Exchange Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. Finally, in addition to the Default Effect, if any Major Default occurs after the Exchange Date, the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Exchange Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). For example, the first time Borrower is not DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 65% to 60% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(a), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.
Conversions. Lender has the right at any time after the Exchange Date until the Outstanding Balance has been paid in full, including without limitation until any Optional Prepayment Date (even if Lender has received an Optional Prepayment Notice), at its election, to convert (each instance of conversion is referred to herein as a “Conversion”) all or any part of the Outstanding Balance into shares (“Conversion Shares”) of fully paid and non-assessable common stock, $0.0001 par value per share (“Common Stock”), of Borrower as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price. Conversion notices in the form attached hereto as Exhibit A (each, a “Conversion Notice”) may be effectively delivered to Borrower by any method of Lender’s choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Conversion Shares from any Conversion to Lender in accordance with Section 8 below.
Defaults and Remedies.
Defaults. The following are events of default under this Note (each, an “Event of Default”): Exhibit H Borrower shall fail to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; or Exhibit I Borrower shall fail to deliver any Conversion Shares in accordance with the terms hereof; or Exhibit J a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or Exhibit K Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or Exhibit L Borrower shall make a general assignment for the benefit of creditors; or Exhibit M Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or Exhibit N an involuntary proceeding shall be commenced or filed against Borrower; or Exhibit O Borrower shall default or otherwise fail to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Exchange Document (as defined in the Exchange Agreement), other than those specifically set forth in this Section 4.1 and Section 8 of the Exchange Agreement; or Exhibit P any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Exchange Document, or otherwise in connection with the issuance of this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or Exhibit Q the occurrence of a Fundamental Transaction without Lender’s prior written consent; or Exhibit R Borrower shall fail to maintain the Share Reserve as required under the Exchange Agreement; or Exhibit S Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; or Exhibit T any money judgment, writ or similar process shall be entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; or Exhibit U Borrower shall fail to be DTC Eligible; or Exhibit V Borrower shall fail to observe or perform any covenant set forth in Section 8 of the Exchange Agreement.

 Remedies. Upon the occurrence of any Event of Default, Borrower shall within three (3) Trading Days deliver written notice thereof via facsimile, email or reputable overnight courier (with next day delivery specified) (an “Event of Default Notice”) to Lender. At any time and from time to time after the earlier of Lender’s receipt of an Event of Default Notice and Lender becoming aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (subject to the limitation set forth below) via written notice to Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare the Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (c), (d), (e), (f) or (g) of Section 4.1, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law (“Default Interest”). Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Conversion in cash instead of Conversion Shares by paying to Lender on or before the applicable Delivery Date (as defined below) a cash amount equal to the number of Conversion Shares set forth in the applicable Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Conversion Notice. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.
Cross Default. A breach or default by Borrower of any covenant or other term or condition contained in any Other Agreements shall, at the option of Lender, be considered an Event of Default under this Note, in which event Lender shall be entitled (but in no event required) to apply all rights and remedies of Lender under the terms of this Note.
Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.
Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.
Rights Upon Issuance of Securities.
Subsequent Equity Sales. Except with respect to Excluded Securities, if Borrower or any subsidiary thereof, as applicable, at any time this Note is outstanding, shall sell, issue or grant any Common Stock, option to purchase Common Stock, right to reprice, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities to Lender or any third party which are convertible into or exercisable for shares of Common Stock (collectively, the “Equity Securities”), at an effective price per share less than the then effective Conversion Price (such issuance is referred to herein as a “Dilutive Issuance”), then, the Conversion Price shall be automatically reduced and only reduced to equal such lower effective price per share. If the holder of any Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such Dilutive Issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on the date of such Dilutive Issuance, and the then effective Conversion Price shall be reduced and only reduced to equal such lower effective price per share. Such adjustments described above to the Conversion Price shall be permanent (subject to additional adjustments under this section), and shall be made whenever such Equity Securities are issued. Borrower shall notify Lender, in writing, no later than the Trading Day following the issuance of any Equity Securities subject to this Section 7.1, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not Borrower provides a Dilutive Issuance Notice pursuant to this Section 7.1, upon the occurrence of any Dilutive Issuance, on the date of such Dilutive Issuance the Conversion Price shall be lowered to equal the applicable effective price per share regardless of whether Borrower or Lender accurately refers to such lower effective price per share in any Conversion Notice.
Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision hereof, if Borrower at any time on or after the Exchange Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Exchange Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

Other Events. In the event that Borrower (or any subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect Lender from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then Borrower’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of Lender, provided that no such adjustment pursuant to this Section 7.3 will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if Lender does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then Borrower’s board of directors and Lender shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by Borrower.
Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following the date of delivery of a Conversion Notice (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Conversion Notice. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Conversion Notice), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. For the avoidance of doubt, Borrower has not met its obligation to deliver Conversion Shares by the Delivery Date unless Lender or its broker, as applicable, has actually received the certificate representing the applicable Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. Moreover, and notwithstanding anything to the contrary herein or in any other Exchange Document, in the event Borrower or its transfer agent refuses to deliver any Conversion Shares to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Borrower shall deliver or cause its transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 8. In conjunction therewith, Borrower will also deliver to Lender a written opinion from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable Conversion Shares violates Rule 144.
Conversion Delays. If Borrower fails to deliver Conversion Shares in accordance with the timeframe stated in Section 8, Lender, at any time prior to selling all of those Conversion Shares, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares, with a corresponding increase to the Outstanding Balance (any returned amount will tack back to the Original Issue Date for purposes of determining the holding period under Rule 144. In addition, for each Conversion, in the event that Conversion Shares are not delivered by the fourth Trading Day (inclusive of the day of the Conversion), a late fee equal to the greater of (a) $500.00 and (b) 2% of the applicable Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Conversion shall not exceed 200% of the applicable Conversion Share Value) will be assessed for each day after the third Trading Day (inclusive of the day of the Conversion) until Conversion Share delivery is made; and such late fee will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”). For illustration purposes only, if Lender delivers a Conversion Notice to Borrower pursuant to which Borrower is required to deliver 100,000 Conversion Shares to Lender and on the Delivery Date such Conversion Shares have a Conversion Share Value of $20,000.00 (assuming a Closing Trade Price on the Delivery Date of $0.20 per share of Common Stock), then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Conversion Shares are delivered to Lender. For purposes of this example, if the Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Conversion Share Value).

Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Exchange Documents, if at any time Lender shall or would be issued shares of Common Stock under any of the Exchange Documents, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Borrower must not issue to Lender shares of Common Stock which would exceed the Maximum Percentage. For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Borrower will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Borrower in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Borrower shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.
Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys’ fees and disbursements. Borrower also agrees to pay for any costs, fees or charges of its transfer agent that are charged to Lender pursuant to any Conversion or issuance of shares pursuant to this Note.
Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel. Lender also has the right to have any such opinion provided by Borrower’s counsel.
Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The provisions set forth in the Exchange Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

Resolution of Disputes.
Arbitration of Disputes. By its acceptance of this Note, each party agrees to be bound by the Arbitration Provisions (as defined in the Exchange Agreement) set forth as an exhibit to the Exchange Agreement.
Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any Calculation (as defined in the Exchange Agreement), such dispute will be resolved in the manner set forth in the Exchange Agreement.
Cancellation. After repayment or conversion of the entire Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.
Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.
Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.
Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.
Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Exchange Agreement titled “Notices.”
Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Original Issue Date for purposes of determining the holding period under Rule 144).
Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.
Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower’s choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else.

Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.
Par Value Adjustments. If at any time Lender delivers a Conversion Notice to Borrower and as of such date the Conversion Price would be less than the Par Value, then, as liquidated damages, Company must pay to Lender the Par Value Adjustment Amount in cash within one (1) Trading Day of delivery of the applicable Conversion Notice (a “Par Value Adjustment”). If Borrower does not deliver the Par Value Adjustment Amount as required, then such amount shall automatically be added to the Outstanding Balance. The number of Conversion Shares deliverable pursuant to any relevant Conversion Notice following a Par Value Adjustment shall be equal to (a) the Conversion Amount, divided by (b) the Par Value. In the event of a Par Value Adjustment, Lender will use a Conversion Notice in substantially the form attached hereto as Exhibit B.
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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Exchange Date.
BORROWER:
GrowLife, Inc.

By: /s/ Marco Hegyi
Name: Marco Hegyi
Title: CEO

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By: /s/ John M. Fife
   John M. Fife, President

ATTACHMENT 1
DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:
“Approved Stock Plan” means any stock option plan which has been approved by the board of directors of Borrower and is in effect as of the Exchange Date, pursuant to which Borrower’s securities may be issued to any employee, officer or director for services provided to Borrower.
“Bloomberg” means Bloomberg L.P. (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by Lender and reasonably satisfactory to Borrower).
“Deemed Issuance” means an issuance of Common Stock that shall be deemed to have occurred on the latest possible permitted date pursuant to the terms hereof in the event Borrower fails to deliver Conversion Shares as and when required pursuant to Section 8.
“Default Effect” means multiplying the Outstanding Balance as of the date the applicable Event of Default occurred by (a) 15% for each occurrence of any Major Default, or (b) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder with respect to Major Defaults and three (3) times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(b) hereof.
“DTC” means the Depository Trust Company.
“DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender.
“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.
“DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.
“DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (b) Borrower has been approved (without revocation) by the DTC’s underwriting department, (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program, (d) the Conversion Shares are otherwise eligible for delivery via DWAC; (e) Borrower has previously delivered all Conversion Shares to Lender via DWAC; and (f) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.
“Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Exchange Date.
“Fundamental Transaction” means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Borrower’s Common Stock, or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Borrower.

“Major Default” means any Event of Default occurring under Sections 4.1(a), 4.1(k), or 4.1(o) of this Note.
“Mandatory Default Amount” means the greater of (a) the Outstanding Balance divided by the Conversion Price on the date the Mandatory Default Amount is demanded, multiplied by the VWAP on the date the Mandatory Default Amount is demanded, or (b) the Outstanding Balance following the application of the Default Effect.
“Market Capitalization” means the product equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Borrower’s most recently filed Form 10-Q or Form 10-K.
“Minor Default” means any Event of Default that is not a Major Default.
“Optional Prepayment Liquidated Damages Amount” means an amount equal to the difference between (a) the product of (i) the number of shares of Common Stock obtained by dividing (1) the applicable Optional Prepayment Amount by (2) the Conversion Price as of the date Borrower delivered the applicable Optional Prepayment Amount to Lender, multiplied by (ii) the Closing Trade Price of the Common Stock on the date Borrower delivered the applicable Optional Prepayment Amount to Lender, and (b) the applicable Optional Prepayment Amount paid by Borrower to Lender. For illustration purposes only, if the applicable Optional Prepayment Amount were $50,000.00, the Conversion Price as of the date the Optional Prepayment Amount was paid to Lender was equal to $0.75 per share of Common Stock, and the Closing Trade Price of a share of Common Stock as of such date was equal to $1.00, then the Optional Prepayment Liquidated Damages Amount would equal $16,666.67 computed as follows: (a) $66,666.67 (calculated as (i) (1) $50,000.00 divided by (2) $0.75 multiplied by (ii) $1.00) minus (b) $50,000.00.
“Other Agreements” means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower’s ongoing business operations.
“Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion, offset, or otherwise, plus the Exchange Fee, accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges (including without limitation Conversion Delay Late Fees) incurred under this Note.
Par Value” means the par value of the Common Stock on any relevant date of determination. The Par Value as of the Exchange Date is $0.0001.
“Par Value Adjustment Amount” means an amount calculated as follows: (a) the number of Conversion Shares deliverable under a particular Conversion Notice (prior to any Par Value Adjustment) multiplied by the Par Value, less (b) the Conversion Amount (prior to any Par Value Adjustment), plus (c) $500.00. For illustration purposes only, if for a given Conversion, the Conversion Amount was $20,000.00, the Conversion Price was $0.0008 and the Par Value was $0.001 then the Par Value Adjustment Amount would be $5,500.00 (25,000,000 Conversion Shares ($20,000.00/$0.0008) multiplied by the Par Value of $0.001 ($25,000.00) minus the Conversion Amount of $20,000.00 plus $500.00 equals $5,500.00).
“Trading Day” means any day on which the New York Stock Exchange is open for trading.
“VWAP” means the volume weighted average price of the Common stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

EXHIBIT A
Chicago Venture Partners, L.P.
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

GrowLife, Inc.                                                                                                                                           Date: __________________
Attn: Marco Hegyi, CEO
5400 Carillon Point
Kirkland, Washington 98033

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to GrowLife, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on August 17, 2016 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Date of Conversion: ____________
B. Conversion #:  ____________
C. Conversion Amount:  ____________
D. Conversion Price: _______________
E. Conversion Shares: _______________ (C divided by D)
F. Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Exchange Documents (as defined in the Exchange Agreement), the terms of which shall control in the event of any dispute between the terms of this Conversion Notice and such Exchange Documents.

So that DTC processing can begin, please deliver, via reputable overnight courier, a certificate representing DTC Eligible Lender Conversion Shares to:

Name:        _____________________________________
Address:    _____________________________________
_____________________________________

To the extent the Lender Conversion Shares are not DTC Eligible, please deliver, via reputable overnight courier, a certificate representing the non-DTC Eligible Lender Conversion Shares to the party at the address set forth above.

[Remainder of page intentionally left blank]

Sincerely,

Lender:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

EXHIBIT B
Chicago Venture Partners, L.P.
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

GrowLife, Inc.                                                                                                                                           Date: __________________
Attn: Marco Hegyi, CEO
5400 Carillon Point
Kirkland, Washington 98033

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to GrowLife, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on August 17, 2016 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Date of Conversion: ____________
B. Conversion #:  ____________
C. Conversion Amount:  ____________
D. Par Value Adjustment Amount: _______________
E. Conversion Price: _______________ (Par Value)
F. Conversion Shares: _______________ (C divided by E)
F. Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Exchange Documents (as defined in the Exchange Agreement), the terms of which shall control in the event of any dispute between the terms of this Conversion Notice and such Exchange Documents.

So that DTC processing can begin, please deliver, via reputable overnight courier, a certificate representing DTC Eligible Lender Conversion Shares to:

Name:        _____________________________________
Address:     _____________________________________
_____________________________________

To the extent the Lender Conversion Shares are not DTC Eligible, please deliver, via reputable overnight courier, a certificate representing the non-DTC Eligible Lender Conversion Shares to the party at the address set forth above.

The Par Value Adjustment Amount must be paid in cash within one (1) Trading Day of your receipt of this Conversion Notice.

[Remainder of page intentionally left blank]

Sincerely,

Lender:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

EXHIBIT B
THIS NOTE (AS DEFINED BELOW) IS ISSUED IN EXCHANGE FOR (WITHOUT ANY ADDITIONAL CONSIDERATION) THAT CERTAIN FIRST REPLACEMENT AMENDED, RESTATED AND CONSOLIDATED SENIOR SECURED CONVERTIBLE REDEEMABLE DEBENTURE A IN THE ORIGINAL PRINCIPAL AMOUNT OF $________ HAVING AN ORIGINAL ISSUE DATE OF OCTOBER 27, 2015. FOR PURPOSES OF RULE 144 (AS DEFINED BELOW), THIS NOTE SHALL BE DEEMED TO HAVE BEEN ISSUED ON OCTOBER 27, 2015.
FORM OF CONVERTIBLE PROMISSORY NOTE
“Original Issue Date”: October 27, 2015  U.S. $_________

FOR VALUE RECEIVED, GrowLife, Inc., a Delaware corporation (“Borrower”), promises to pay to Chicago Venture Partners, L.P., a Utah limited partnership, or its successors or assigns (“Lender”), $________ and any interest, fees, charges, and late fees on or before the date that is six (6) months from the Exchange Date (as defined below) (the “Maturity Date”) in accordance with the terms set forth herein. This Convertible Promissory Note (this “Note”) is issued and made effective pursuant to that certain Exchange Agreement dated as of August 17, 2016 (the “Exchange Date”), as the same may be amended from time to time (the “Exchange Agreement”), by and between Borrower and Lender, pursuant to which Lender exchanged the First Replacement Amended, Restated and Consolidated Senior Secured Convertible Redeemable Debenture B dated and made effective as of ________ but with an original issuance date of October 27, 2015 for this Note, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.
As set forth in the Exchange Agreement, Borrower agreed to pay an Exchange Fee (as defined in the Exchange Agreement) in the amount of $_________, all of which Exchange Fee is included in the initial principal balance of this Note and all of which amount is fully earned and payable as of the date hereof.
Payment; Prepayment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal. Notwithstanding the foregoing, so long as Borrower has not received a Conversion Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered and so long as no Event of Default has occurred since the Exchange Date (whether declared by Lender or undeclared), then Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to Lender to prepay the Outstanding Balance of this Note, in full, in accordance with this Section 1. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to Lender at its registered address and shall state: (i) that Borrower is exercising its right to prepay this Note, and (ii) the date of prepayment, which shall be not less than five (5) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of Lender as may be specified by Lender in writing to Borrower. If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash equal to 125% multiplied by the then Outstanding Balance of this Note (the “Optional Prepayment Amount”). In the event Borrower delivers the Optional Prepayment Amount to Lender prior to the Optional Prepayment Date or without delivering an Optional Prepayment Notice to Lender as set forth herein without Lender’s prior written consent, the Optional Prepayment Amount shall not be deemed to have been paid to Lender until the Optional Prepayment Date. Moreover, in such event the Optional Prepayment Liquidated Damages Amount will automatically be added to the Outstanding Balance of this Note on the day Borrower delivers the Optional Prepayment Amount to Lender. In the event Borrower delivers the Optional Prepayment Amount without an Optional Prepayment Notice, then the Optional Prepayment Date will be deemed to be the date that is five (5) Trading Days from the date that the Optional Prepayment Amount was delivered to Lender. In addition, if Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to Lender within two (2) Trading Days following the Optional Prepayment Date, Borrower shall forever forfeit its right to prepay this Note.

Security. This Note is unsecured.
Conversion.
Conversion Price. Subject to the adjustments set forth herein, the conversion price (the “Conversion Price”) for each Conversion (as defined below) shall be equal to the product of 65% (the “Conversion Factor”) multiplied by the average for the three (3) lowest daily VWAPs for the Common Stock (as defined below) in the twenty (20) Trading Days immediately preceding the applicable Conversion. Additionally, if at any time after the Exchange Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. Finally, in addition to the Default Effect, if any Major Default occurs after the Exchange Date, the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Exchange Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). For example, the first time Borrower is not DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 65% to 60% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(a), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.
Conversions. Lender has the right at any time after the Exchange Date until the Outstanding Balance has been paid in full, including without limitation until any Optional Prepayment Date (even if Lender has received an Optional Prepayment Notice), at its election, to convert (each instance of conversion is referred to herein as a “Conversion”) all or any part of the Outstanding Balance into shares (“Conversion Shares”) of fully paid and non-assessable common stock, $0.0001 par value per share (“Common Stock”), of Borrower as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price. Conversion notices in the form attached hereto as Exhibit A (each, a “Conversion Notice”) may be effectively delivered to Borrower by any method of Lender’s choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Conversion Shares from any Conversion to Lender in accordance with Section 8 below.
Defaults and Remedies.
Defaults. The following are events of default under this Note (each, an “Event of Default”): Exhibit W Borrower shall fail to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; or Exhibit X Borrower shall fail to deliver any Conversion Shares in accordance with the terms hereof; or Exhibit Y a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or Exhibit Z Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or Exhibit AA Borrower shall make a general assignment for the benefit of creditors; or Exhibit BB Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or Exhibit CC an involuntary proceeding shall be commenced or filed against Borrower; or Exhibit DD Borrower shall default or otherwise fail to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Exchange Document (as defined in the Exchange Agreement), other than those specifically set forth in this Section 4.1 and Section 8 of the Exchange Agreement; or Exhibit EE any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Exchange Document, or otherwise in connection with the issuance of this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or Exhibit FF the occurrence of a Fundamental Transaction without Lender’s prior written consent; or Exhibit GG Borrower shall fail to maintain the Share Reserve as required under the Exchange Agreement; or Exhibit HH Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; or Exhibit II any money judgment, writ or similar process shall be entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; or Exhibit JJ Borrower shall fail to be DTC Eligible; or Exhibit KK Borrower shall fail to observe or perform any covenant set forth in Section 8 of the Exchange Agreement.

Remedies. Upon the occurrence of any Event of Default, Borrower shall within three (3) Trading Days deliver written notice thereof via facsimile, email or reputable overnight courier (with next day delivery specified) (an “Event of Default Notice”) to Lender. At any time and from time to time after the earlier of Lender’s receipt of an Event of Default Notice and Lender becoming aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (subject to the limitation set forth below) via written notice to Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare the Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (c), (d), (e), (f) or (g) of Section 4.1, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law (“Default Interest”). Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Conversion in cash instead of Conversion Shares by paying to Lender on or before the applicable Delivery Date (as defined below) a cash amount equal to the number of Conversion Shares set forth in the applicable Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Conversion Notice. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

Cross Default. A breach or default by Borrower of any covenant or other term or condition contained in any Other Agreements shall, at the option of Lender, be considered an Event of Default under this Note, in which event Lender shall be entitled (but in no event required) to apply all rights and remedies of Lender under the terms of this Note.
Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.
Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.
Rights Upon Issuance of Securities.
Subsequent Equity Sales. Except with respect to Excluded Securities, if Borrower or any subsidiary thereof, as applicable, at any time this Note is outstanding, shall sell, issue or grant any Common Stock, option to purchase Common Stock, right to reprice, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities to Lender or any third party which are convertible into or exercisable for shares of Common Stock (collectively, the “Equity Securities”), at an effective price per share less than the then effective Conversion Price (such issuance is referred to herein as a “Dilutive Issuance”), then, the Conversion Price shall be automatically reduced and only reduced to equal such lower effective price per share. If the holder of any Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such Dilutive Issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on the date of such Dilutive Issuance, and the then effective Conversion Price shall be reduced and only reduced to equal such lower effective price per share. Such adjustments described above to the Conversion Price shall be permanent (subject to additional adjustments under this section), and shall be made whenever such Equity Securities are issued. Borrower shall notify Lender, in writing, no later than the Trading Day following the issuance of any Equity Securities subject to this Section 7.1, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not Borrower provides a Dilutive Issuance Notice pursuant to this Section 7.1, upon the occurrence of any Dilutive Issuance, on the date of such Dilutive Issuance the Conversion Price shall be lowered to equal the applicable effective price per share regardless of whether Borrower or Lender accurately refers to such lower effective price per share in any Conversion Notice.
Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision hereof, if Borrower at any time on or after the Exchange Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Exchange Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

Other Events. In the event that Borrower (or any subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect Lender from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then Borrower’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of Lender, provided that no such adjustment pursuant to this Section 7.3 will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if Lender does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then Borrower’s board of directors and Lender shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by Borrower.
Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following the date of delivery of a Conversion Notice (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Conversion Notice. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Conversion Notice), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. For the avoidance of doubt, Borrower has not met its obligation to deliver Conversion Shares by the Delivery Date unless Lender or its broker, as applicable, has actually received the certificate representing the applicable Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. Moreover, and notwithstanding anything to the contrary herein or in any other Exchange Document, in the event Borrower or its transfer agent refuses to deliver any Conversion Shares to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Borrower shall deliver or cause its transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 8. In conjunction therewith, Borrower will also deliver to Lender a written opinion from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable Conversion Shares violates Rule 144.
Conversion Delays. If Borrower fails to deliver Conversion Shares in accordance with the timeframe stated in Section 8, Lender, at any time prior to selling all of those Conversion Shares, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares, with a corresponding increase to the Outstanding Balance (any returned amount will tack back to the Original Issue Date for purposes of determining the holding period under Rule 144. In addition, for each Conversion, in the event that Conversion Shares are not delivered by the fourth Trading Day (inclusive of the day of the Conversion), a late fee equal to the greater of (a) $500.00 and (b) 2% of the applicable Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Conversion shall not exceed 200% of the applicable Conversion Share Value) will be assessed for each day after the third Trading Day (inclusive of the day of the Conversion) until Conversion Share delivery is made; and such late fee will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”). For illustration purposes only, if Lender delivers a Conversion Notice to Borrower pursuant to which Borrower is required to deliver 100,000 Conversion Shares to Lender and on the Delivery Date such Conversion Shares have a Conversion Share Value of $20,000.00 (assuming a Closing Trade Price on the Delivery Date of $0.20 per share of Common Stock), then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Conversion Shares are delivered to Lender. For purposes of this example, if the Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Conversion Share Value).

Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Exchange Documents, if at any time Lender shall or would be issued shares of Common Stock under any of the Exchange Documents, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Borrower must not issue to Lender shares of Common Stock which would exceed the Maximum Percentage. For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Borrower will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Borrower in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Borrower shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.
Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys’ fees and disbursements. Borrower also agrees to pay for any costs, fees or charges of its transfer agent that are charged to Lender pursuant to any Conversion or issuance of shares pursuant to this Note.
Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel. Lender also has the right to have any such opinion provided by Borrower’s counsel.
Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The provisions set forth in the Exchange Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

Resolution of Disputes.
Arbitration of Disputes. By its acceptance of this Note, each party agrees to be bound by the Arbitration Provisions (as defined in the Exchange Agreement) set forth as an exhibit to the Exchange Agreement.
Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any Calculation (as defined in the Exchange Agreement), such dispute will be resolved in the manner set forth in the Exchange Agreement.
Cancellation. After repayment or conversion of the entire Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.
Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.
Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.
Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.
Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Exchange Agreement titled “Notices.”
Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Original Issue Date for purposes of determining the holding period under Rule 144).
Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.
Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower’s choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else.

Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.
Par Value Adjustments. If at any time Lender delivers a Conversion Notice to Borrower and as of such date the Conversion Price would be less than the Par Value, then, as liquidated damages, Company must pay to Lender the Par Value Adjustment Amount in cash within one (1) Trading Day of delivery of the applicable Conversion Notice (a “Par Value Adjustment”). If Borrower does not deliver the Par Value Adjustment Amount as required, then such amount shall automatically be added to the Outstanding Balance. The number of Conversion Shares deliverable pursuant to any relevant Conversion Notice following a Par Value Adjustment shall be equal to (a) the Conversion Amount, divided by (b) the Par Value. In the event of a Par Value Adjustment, Lender will use a Conversion Notice in substantially the form attached hereto as Exhibit B.
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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Exchange Date.
BORROWER:
GrowLife, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

ATTACHMENT 1
DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:
“Approved Stock Plan” means any stock option plan which has been approved by the board of directors of Borrower and is in effect as of the Exchange Date, pursuant to which Borrower’s securities may be issued to any employee, officer or director for services provided to Borrower.
“Bloomberg” means Bloomberg L.P. (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by Lender and reasonably satisfactory to Borrower).
“Deemed Issuance” means an issuance of Common Stock that shall be deemed to have occurred on the latest possible permitted date pursuant to the terms hereof in the event Borrower fails to deliver Conversion Shares as and when required pursuant to Section 8.
“Default Effect” means multiplying the Outstanding Balance as of the date the applicable Event of Default occurred by (a) 15% for each occurrence of any Major Default, or (b) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder with respect to Major Defaults and three (3) times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(b) hereof.
“DTC” means the Depository Trust Company.
“DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender.
“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.
“DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.
“DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (b) Borrower has been approved (without revocation) by the DTC’s underwriting department, (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program, (d) the Conversion Shares are otherwise eligible for delivery via DWAC; (e) Borrower has previously delivered all Conversion Shares to Lender via DWAC; and (f) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.
“Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Exchange Date.
“Fundamental Transaction” means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Borrower’s Common Stock, or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Borrower.
“Major Default” means any Event of Default occurring under Sections 4.1(a), 4.1(k), or 4.1(o) of this Note.

“Mandatory Default Amount” means the greater of (a) the Outstanding Balance divided by the Conversion Price on the date the Mandatory Default Amount is demanded, multiplied by the VWAP on the date the Mandatory Default Amount is demanded, or (b) the Outstanding Balance following the application of the Default Effect.
“Market Capitalization” means the product equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Borrower’s most recently filed Form 10-Q or Form 10-K.
“Minor Default” means any Event of Default that is not a Major Default.
“Optional Prepayment Liquidated Damages Amount” means an amount equal to the difference between (a) the product of (i) the number of shares of Common Stock obtained by dividing (1) the applicable Optional Prepayment Amount by (2) the Conversion Price as of the date Borrower delivered the applicable Optional Prepayment Amount to Lender, multiplied by (ii) the Closing Trade Price of the Common Stock on the date Borrower delivered the applicable Optional Prepayment Amount to Lender, and (b) the applicable Optional Prepayment Amount paid by Borrower to Lender. For illustration purposes only, if the applicable Optional Prepayment Amount were $50,000.00, the Conversion Price as of the date the Optional Prepayment Amount was paid to Lender was equal to $0.75 per share of Common Stock, and the Closing Trade Price of a share of Common Stock as of such date was equal to $1.00, then the Optional Prepayment Liquidated Damages Amount would equal $16,666.67 computed as follows: (a) $66,666.67 (calculated as (i) (1) $50,000.00 divided by (2) $0.75 multiplied by (ii) $1.00) minus (b) $50,000.00.
“Other Agreements” means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower’s ongoing business operations.
“Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion, offset, or otherwise, plus the Exchange Fee, accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges (including without limitation Conversion Delay Late Fees) incurred under this Note.
Par Value” means the par value of the Common Stock on any relevant date of determination. The Par Value as of the Exchange Date is $0.0001.
“Par Value Adjustment Amount” means an amount calculated as follows: (a) the number of Conversion Shares deliverable under a particular Conversion Notice (prior to any Par Value Adjustment) multiplied by the Par Value, less (b) the Conversion Amount (prior to any Par Value Adjustment), plus (c) $500.00. For illustration purposes only, if for a given Conversion, the Conversion Amount was $20,000.00, the Conversion Price was $0.0008 and the Par Value was $0.001 then the Par Value Adjustment Amount would be $5,500.00 (25,000,000 Conversion Shares ($20,000.00/$0.0008) multiplied by the Par Value of $0.001 ($25,000.00) minus the Conversion Amount of $20,000.00 plus $500.00 equals $5,500.00).
“Trading Day” means any day on which the New York Stock Exchange is open for trading.
“VWAP” means the volume weighted average price of the Common stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

EXHIBIT A
Chicago Venture Partners, L.P.
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

GrowLife, Inc.                                                                                                                                           Date: __________________
Attn: Marco Hegyi, CEO
5400 Carillon Point
Kirkland, Washington 98033

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to GrowLife, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on August 17, 2016 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Date of Conversion: ____________
B. Conversion #:  ____________
C. Conversion Amount:  ____________
D. Conversion Price: _______________
E. Conversion Shares: _______________ (C divided by D)
F. Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Exchange Documents (as defined in the Exchange Agreement), the terms of which shall control in the event of any dispute between the terms of this Conversion Notice and such Exchange Documents.

So that DTC processing can begin, please deliver, via reputable overnight courier, a certificate representing DTC Eligible Lender Conversion Shares to:

Name:         _____________________________________
Address:     _____________________________________
_____________________________________

To the extent the Lender Conversion Shares are not DTC Eligible, please deliver, via reputable overnight courier, a certificate representing the non-DTC Eligible Lender Conversion Shares to the party at the address set forth above.

[Remainder of page intentionally left blank]

Sincerely,

Lender:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

EXHIBIT B
Chicago Venture Partners, L.P.
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

GrowLife, Inc.                                                                                                                                           Date: __________________
Attn: Marco Hegyi, CEO
5400 Carillon Point
Kirkland, Washington 98033

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to GrowLife, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on August 17, 2016 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Date of Conversion: ____________
B. Conversion #:  ____________
C. Conversion Amount:  ____________
D. Par Value Adjustment Amount: _______________
E. Conversion Price: _______________ (Par Value)
F. Conversion Shares: _______________ (C divided by E)
F. Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Exchange Documents (as defined in the Exchange Agreement), the terms of which shall control in the event of any dispute between the terms of this Conversion Notice and such Exchange Documents.

So that DTC processing can begin, please deliver, via reputable overnight courier, a certificate representing DTC Eligible Lender Conversion Shares to:

Name:        _____________________________________
Address:     _____________________________________
_____________________________________

To the extent the Lender Conversion Shares are not DTC Eligible, please deliver, via reputable overnight courier, a certificate representing the non-DTC Eligible Lender Conversion Shares to the party at the address set forth above.

The Par Value Adjustment Amount must be paid in cash within one (1) Trading Day of your receipt of this Conversion Notice.

[Remainder of page intentionally left blank]

Sincerely,

Lender:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

Exhibit C

           IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT

Date: August 17, 2016

To the transfer agent of GrowLife, Inc.

Re:           Instructions to Reserve and Issue Shares

Ladies and Gentlemen:

Reference is made to that certain Convertible Promissory Note having an original issue date of October 27, 2015 made by GrowLife, Inc., a Delaware corporation (“Company”), pursuant to which Company agreed to pay to Chicago Venture Partners, L.P., a Utah limited partnership, its successors and/or assigns (“Investor”), the aggregate sum of $128,000.00, plus interest, fees, and collection costs (as the same may be amended or exchanged from time to time, the “Note”). The Note was issued in an exchange transaction comporting with Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”), pursuant to that certain Exchange Agreement dated August 17, 2016, by and between Company and Investor (the “Exchange Agreement”, and together with the Note, the Subsequent Exchange Notes (as defined below) and all other documents entered into in conjunction therewith, including any amendments thereto, the “Exchange Documents”). In addition, as set forth in the Exchange Agreement, Investor may, from time to time, purchase certain additional Convertible Promissory Notes (each, a “Subsequent Exchange Note”, and together with the Note, the “Notes”). Pursuant to the terms of the Notes, the Outstanding Balance (as defined in the Notes) of the Notes may be converted into shares of the common stock, par value $0.0001 per share, of Company (the “Common Stock”, and the shares of Common Stock issuable upon any conversion or otherwise under the Notes, the “Shares”).
Pursuant to the terms of the Exchange Agreement, until all of Company’s obligations under the Exchange Agreement and the Notes are paid and performed in full, Company has agreed to at all times establish and maintain a reserve of shares of authorized but unissued Common Stock equal to the amount calculated as follows (such calculated amount is referred to herein as the “Share Reserve”): three (3) times the number of Shares obtained by dividing the Outstanding Balance by the Conversion Price (as defined in the Notes).
This irrevocable letter of instructions (this “Letter”) shall serve as the authorization and direction of Company to Direct Transfer, LLC, or its successors, as Company’s transfer agent (hereinafter, “you” or “your”), to reserve shares of Common Stock and to issue (or where relevant, to reissue in the name of Investor) shares of Common Stock to Investor or its broker, upon conversion of the Notes, as follows:
From and after the date hereof and until all of Company’s obligations under the Exchange Agreement and the Notes are paid and performed in full, (a) you shall establish a reserve of shares of authorized but unissued Common Stock in an amount not less than 215,000,000 shares (the “Transfer Agent Reserve”), (b) you shall maintain and hold the Transfer Agent Reserve for the exclusive benefit of Investor, (c) you shall issue the shares of Common Stock held in the Transfer Agent Reserve to Investor or its broker only (subject to the immediately following clause (d)), (d) when you issue shares of Common Stock to Investor or its broker under the Notes pursuant to the other instructions in this Letter, you shall issue such shares from Company’s authorized and unissued shares of Common Stock to the extent the same are available and not from the Transfer Agent Reserve unless and until there are no authorized shares of Common Stock available for issuance other than those held in the Transfer Agent Reserve, at which point, and upon your receipt of written authorization from Investor, you shall then issue any shares of Common Stock deliverable to Investor under the Notes from the Transfer Agent Reserve, (e) you shall not otherwise reduce the Transfer Agent Reserve under any circumstances, unless Investor delivers to you written pre-approval of such reduction, and (f) you shall immediately add shares of Common Stock to the Transfer Agent Reserve in increments of 20,000,000 shares as and when requested by Company or Investor in writing from time to time, provided that such incremental increases do not cause the Transfer Agent Reserve to exceed the Share Reserve.

You shall issue the Shares to Investor or its broker in accordance with Paragraph 3 upon a conversion of all or any portion of the Notes, upon delivery to you of a duly executed Conversion Notice substantially in the form attached hereto as Exhibit A (a “Conversion Notice”).
In connection with a Conversion Notice delivered to you pursuant to Paragraph 2 above, you will receive a legal opinion as to the free transferability of the Shares, dated within ninety (90) days from the date of the Conversion Notice, from either Investor’s or Company’s legal counsel, indicating that the Shares to be issued are registered pursuant to an effective registration statement under the 1933 Act, or pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”), or any other available exemption under the 1933 Act, the issuance of the applicable Shares to Investor is exempt from registration under the 1933 Act, and thus the Shares may be issued or delivered without restrictive legend (the “Opinion Letter”). Upon your receipt of a Conversion Notice and an Opinion Letter, you shall, within three (3) Trading Days (as defined below) thereafter, (i) if you are eligible to participate in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and the Common Stock is eligible to be transferred electronically with DTC through the Deposit/Withdrawal at Custodian system (“DWAC Eligible”), credit such aggregate number of DWAC Eligible shares of Common Stock to Investor’s or its designee’s balance account with DTC, provided Investor identifies its bank or broker (by providing its name and DTC participant number) and causes its bank or broker to initiate such DWAC Eligible transaction, or (ii) if the Common Stock is not then DWAC Eligible, issue and deliver to Investor or its broker (as specified in the applicable Conversion Notice), via reputable overnight courier, to the address specified in the Conversion Notice, a certificate, registered in the name of Investor or its designee, representing such aggregate number of shares of Common Stock as have been requested by Investor to be transferred in the Conversion Notice. Such Shares (A) shall not bear any legend restricting transfer, (B) shall not be subject to any stop-transfer restrictions, and (C) shall otherwise be freely transferable on the books and records of Company. For purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for trading.
If you receive a Conversion Notice, but you do not also receive an Opinion Letter, and you are required to issue the Shares in certificated form, then any certificates for the applicable Shares shall bear a restrictive legend substantially as follows:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Please note that a share issuance resolution is not required for each conversion since this Letter and the Exchange Documents have been approved by resolution of Company’s board of directors (the “Share Issuance Resolution”). Pursuant to the Share Issuance Resolution, all of the Shares are authorized to be issued to Investor. For the avoidance of doubt, this Letter is your authorization and instruction by Company to issue the Shares pursuant to this Letter without any further authorization or direction from Company. You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Conversion Notice provided by Investor. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.
Notwithstanding any other provision hereof, Company and Investor understand that you shall not be required to perform any issuance or transfer of Shares if (a) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations; provided, however, that if you refuse to issue Shares to Investor based on an assertion (whether by you, Company, or any other third party) that such issuance would be in violation of Rule 144, you are hereby instructed and agree to issue the applicable Shares to Investor with a restricted legend and to further provide a written opinion to Investor from an attorney explaining why such issuance is considered to be in violation of Rule 144, or (b) the issuance or transfer of Shares is prohibited or stopped as required or directed by a court order from the court or arbitrator authorized by the Exchange Agreement to resolve disputes between Company and Investor. Additionally, Company and Investor understand that you shall not be required to perform any issuance or transfer of Shares if Company is in default of its payment obligations under its agreement with you; provided, however, that in such case Investor shall have the right to pay the applicable issuance or transfer fee on behalf of Company and upon payment of the issuance or transfer fee by Investor, you shall be obligated to make the requested issuance or transfer.
You understand that a delay in the delivery of Shares hereunder could result in economic loss to Investor and that time is of the essence in your processing of each Conversion Notice.
You are hereby authorized and directed to promptly disclose to Investor, after Investor’s request from time to time, the total number of shares of Common Stock issued and outstanding and the total number of shares that are authorized but unissued and unreserved.
Company hereby confirms to you and to Investor that no instruction other than as contemplated herein (including instructions to increase the Transfer Agent Reserve as necessary pursuant to Paragraph 1(f) above) will be given to you by Company with respect to the matters referenced herein. Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of Company or any other person purporting to represent Company.
Company hereby agrees not to change you as its transfer agent without first (a) providing Investor with at least 30-days’ written notice of such proposed change, and (b) obtaining Investor’s written consent to such proposed change. Any such consent is conditioned upon the new transfer agent executing an irrevocable letter of instructions substantially similar to this Letter so that such transfer agent is bound by the same terms set forth herein. You agree not to help facilitate any change to Company’s transfer agent without first receiving such written consent to such change from Investor.
Company acknowledges that Investor is relying on the representations and covenants made by Company in this Letter and that the representations and covenants contained in this Letter constitute a material inducement to Investor to make the loan evidenced by the Notes. Company further acknowledges that without such representations and covenants of Company, Investor would not have made the loan to Company evidenced by the Notes.
Company shall indemnify you and your officers, directors, members, managers, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith.

Investor is an intended third-party beneficiary of this Letter. The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, Investor will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced. Therefore, in the event of a breach or threatened breach of this Letter, Investor shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for a specific performance of the provisions of this Letter.
This Letter shall be fully binding and enforceable against Company even if it is not signed by you. If Company takes (or fails to take) any action contrary to this Letter, then such action or inaction will constitute a default under the Exchange Documents. Although no additional direction is required by Company, any refusal by Company to immediately confirm this Letter and the instructions contemplated herein to you will constitute a default hereunder and under the Exchange Documents.
Whenever possible, each provision of this Letter shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Letter shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Letter or the validity or enforceability of this Letter in any other jurisdiction.
By signing below, (a) each individual executing this Letter on behalf of an entity represents and warrants that he or she has authority to so execute this Letter on behalf of such entity and thereby bind such entity to the terms and conditions hereof, and (b) each party to this Letter represents and warrants that such party has received good and valuable consideration in exchange for executing this Letter.
This Letter is governed by Utah law.
This Letter is subject to the Arbitration Provisions (as defined in the Exchange Agreement) set forth as an exhibit to the Exchange Agreement (as defined in the Exchange Agreement), which you acknowledge having received and reviewed by your signature below. Each party consents to and expressly agrees that exclusive venue for arbitration of any dispute arising out of or relating to this Letter or the relationship of the parties or their affiliates shall be in Salt Lake County or Utah County, Utah and, notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between you and Company (which agreement, if any, is hereby amended to the extent necessary in order to be consistent with the terms of this Letter and, for the avoidance of doubt, you and Company hereby agree that in the event of any conflict between the terms of this Letter and any agreement between you and Company, the terms of this Letter shall govern), each party further agrees to not participate in any action, suit, proceeding or arbitration (including without limitation any action or proceeding seeking an injunction or temporary restraining order against your issuance of Shares to Investor) of any dispute arising out of or relating to this Letter or the relationship of the parties or their affiliates that takes place outside of Salt Lake County, Utah.
Company hereby authorizes and directs you to provide to Investor a copy of any process, stop order, notice or other instructions delivered to you in furtherance of any attempt to prohibit or prevent you from issuing Shares to Investor. By your signature below, you covenant and agree to promptly and as soon as reasonably practicable provide to Investor, upon a request from Investor, a copy of any such process, stop order, notice or other instructions.
Exhibit A [Remainder of page intentionally left blank; signature page follows]

Very truly yours,

GrowLife, Inc.

By: /s/ Marco Hegyi
Name: Marco Hegyi
Title: CEO

ACKNOWLEDGED AND AGREED:

INVESTOR:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
 its General Partner

By: CVM, Inc., its Manager

By: /s/ John. M. Fife
      John M. Fife, President

TRANSFER AGENT:

Direct Transfer, LLC

By: /s/ Eddie Tobler
Name: Eddie Tobler
Title: VP Stock Transfer

Attachments:

Exhibit B   Form of Conversion Notice

EXHIBIT D

GROWLIFE, INC.
SECRETARY’S CERTIFICATE

I, Michael Fasci, hereby certify that I am the duly elected, qualified and acting Secretary of GrowLife, Inc., a Delaware corporation (“Company”), and am authorized to execute this Secretary’s Certificate (this “Certificate”) on behalf of Company. This Certificate is delivered in connection with that certain Exchange Agreement dated August 17, 2016 (the “Exchange Agreement”), by and between Company and Chicago Venture Partners, L.P., a Utah limited partnership.
Solely in my capacity as Secretary, I certify that attached hereto as Schedule 1 is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Exchange Agreement and related documents to which Company is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.
IN WITNESS WHEREOF, I have executed this Secretary’s Certificate effective as of August 17, 2016.
GrowLife, Inc.

/s/ Michael Fasci
Printed Name: Michael Fasci
Title: Secretary

Schedule 1

BOARD RESOLUTIONS

[attached]

GROWLIFE, INC.
RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS
________________________

Effective August 17, 2016
________________________

APPROVAL OF EXCHANGE

WHEREAS, the Board of Directors (the “Board”) of GrowLife, Inc., a Delaware corporation (“Company”), hereby ratifies and confirms that certain Amended, Restated and Consolidated Senior Convertible Redeemable Debenture in the original principal amount of $1,050,000.00 having an original issuance date of October 27, 2015 (the “Prior Note”), issued by Company to Chicago Venture Partners, L.P., a Utah limited partnership (“Investor”);
WHEREAS, Investor desires to exchange (the “Exchange”) (i) that certain First Replacement Amended, Restated and Consolidated Senior Secured Convertible Redeemable Debenture A in the original principal amount of $80,000.00 dated and made effective as of August 17, 2016 but having an original issuance date of October 27, 2015 pursuant to the terms and conditions of that certain Exchange Agreement of even date herewith, substantially in the form attached hereto as Exhibit A (the “Exchange Agreement”), for an Exchange Note, substantially in the form attached hereto as Exhibit B (the “Initial Exchange Note”) and (ii) certain additional Debentures that may be severed from the Prior Note and purchased by Investor from time to time pursuant to the Exchange Agreement, and exchange such Debentures for additional Convertible Promissory Notes, substantially in the form attached hereto as Exhibit C (each, a “Subsequent Exchange Note”, and together with the Initial Exchange Note, the “Exchange Notes”);
WHEREAS, the terms of the Exchange are further reflected in an Irrevocable Letter of Instructions to Transfer Agent substantially in the form attached hereto as Exhibit D, a Share Issuance Resolution substantially in the form attached hereto as Exhibit E (“Share Issuance Resolution”), and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Exchange (collectively with the Exchange Agreement and the Exchange Notes, the “Exchange Documents”);
WHEREAS, the Board, having received and reviewed the Exchange Documents, believes that it is in the best interests of Company and its stockholders to approve the Exchange and the Exchange Documents and authorize the officers of Company to execute the Exchange Documents and issue the Exchange Notes to Investor.
NOW, THEREFORE, BE IT:
RESOLVED, that the Exchange is hereby approved and determined to be in the best interests of Company and its stockholders;
RESOLVED, that the form, terms and provisions of the Exchange Documents are hereby ratified, confirmed and approved (including all exhibits, schedules and other attachments thereto);
RESOLVED, that the Exchange Notes shall be duly and validly issued upon the issuance and delivery thereof in accordance with the Exchange Agreement;

RESOLVED, that upon the issuance and delivery thereof in accordance with the Exchange Notes, the Conversion Shares (as defined in the Exchange Notes) shall be duly and validly issued, fully paid for, and non-assessable;
RESOLVED, that Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance under the Exchange Notes such number of shares of Company’s Common Stock required under the Exchange Agreement (the “Share Reserve”);
RESOLVED FURTHER, that the fixed number of shares of common stock set forth in the Share Issuance Resolution to be reserved by the transfer agent (the “Transfer Agent Reserve”) is not meant to limit or restrict in any way the resolutions contained herein, including without limitation the calculation of the Share Reserve under the Exchange Agreement, as required from time to time;
RESOLVED FURTHER, that each of the officers of Company be, and each of them hereby is, authorized to instruct the transfer agent to increase the Transfer Agent Reserve in the incremental amount set forth in the Share Issuance Resolution, from time to time, to correspond to the Share Reserve; provided, however, that any decrease in the Transfer Agent Reserve will require the prior written consent of Investor;
RESOLVED FURTHER, that with respect to each Conversion (as defined in the Exchange Notes) under the Exchange Notes, the reduction in the Outstanding Balance (as defined in the Exchange Notes and as the same may increase or decrease pursuant to the terms of the Exchange Notes) in an amount equal to the applicable Conversion Amount (as defined in the Exchange Notes) being converted into Conversion Shares shall constitute fair and adequate consideration to Company for the issuance of the applicable Conversion Shares, regardless of the conversion price used to determine the number of Conversion Shares deliverable with respect to any Conversion;
RESOLVED, that each of the officers of Company be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of Company, the Exchange Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;
RESOLVED, that the Board hereby determines that all acts and deeds previously performed by the Board and other officers of Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of Company; and
RESOLVED, that all prior actions or resolutions of the Board that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.
******************

EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit B
EXCHANGE AGREEMENT
Exhibit C
INITIAL EXCHANGE NOTE
Exhibit D
FORM OF SUBSEQUENT EXCHANGE NOTE
Exhibit E
TRANSFER AGENT LETTER
Exhibit F
SHARE ISSUANCE RESOLUTION

[Remainder of page intentionally left blank]

Exhibit E

Share Issuance Resolution
Authorizing The Issuance Of New Shares Of Common Stock In

GrowLife, Inc.
___________________________

Effective August 17, 2016
___________________________

The undersigned, as a qualified officer of GrowLife, Inc., a Delaware corporation (“Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolutions of Company’s board of directors (“Board Resolutions”) regarding that certain Convertible Promissory Note in the face amount of $128,000.00 dated and made effective as of August 17, 2016 but having an original issuance date of October 27, 2015 (the “Note,” and together with all other Convertible Promissory Notes issued under the Exchange Agreement (as defined below), the “Notes”), made by Company in favor of Chicago Venture Partners, L.P., a Utah limited partnership, its successors and/or assigns (“Investor”), pursuant to that certain Exchange Agreement dated August 17, 2016, by and between Company and Investor (the “Exchange Agreement”).
RESOLVED, that Direct Transfer, LLC as transfer agent (including any successor transfer agent, the “Transfer Agent”) of shares of Company’s common stock, $0.0001 par value per share (“Common Stock”), is authorized to rely upon a Conversion Notice substantially in the form of Exhibit A attached hereto, whether an original or a copy (the “Conversion Notice”), without any further inquiry, to be delivered to the Transfer Agent from time to time either by Company or Investor.
RESOLVED FURTHER, that the Transfer Agent is authorized to issue the number of:
(i)
“Conversion Shares” (representing shares of Common Stock) set forth in each Conversion Notice delivered to the Transfer Agent, and
(ii)
all additional shares of Common Stock Company may subsequently instruct the Transfer Agent to issue in connection with any of the foregoing or otherwise under the Notes, in each case with such shares to be issued in the name of Investor, or its successors, transferees, or designees, free of any restricted security legend, as permitted by the Notes.
RESOLVED FURTHER, that consistent with the terms of the Exchange Agreement, the Transfer Agent is authorized and directed to immediately create a transfer agent share reserve equal to 215,000,000 shares of Company’s Common Stock for the benefit of Investor (the “Transfer Agent Reserve”); provided that the Transfer Agent Reserve may increase in increments of 20,000,000 shares from time to time by written instructions provided to the Transfer Agent by Company or Investor as required by the Exchange Agreement and as contemplated by the Board Resolutions.
RESOLVED FURTHER, that Investor and the Transfer Agent may rely upon the more general approvals and authorizations set forth in the Board Resolutions, and the Transfer Agent is hereby authorized and directed to take those further actions approved under the Board Resolutions.

RESOLVED FURTHER, that Investor must consent in writing to any reduction of the Transfer Agent Reserve; provided, however, that upon full conversion and/or full repayment of all Notes, the Transfer Agent Reserve will terminate thirty (30) days thereafter.
RESOLVED FURTHER, that Company shall indemnify the Transfer Agent and its employees against any and all loss, liability, damage, claim or expenses incurred by or asserted against the Transfer Agent arising from any action taken by the Transfer Agent in reliance upon this Share Issuance Resolution.
Nothing in this Share Issuance Resolution shall limit or restrict those resolutions and authorizations set forth in the Board Resolutions, including without limitation, the calculation from time to time of the Share Reserve (as defined in the Exchange Agreement).
The undersigned officer of Company hereby certifies that this is a true copy of Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked, but the same is still in full force and effect.

/s/ Marco Hegyi                                                       August 17, 2016
Officer’s Signature                                                   Date

Marco Hegyi
Printed Name and Title

EXHIBITS ATTACHED TO SHARE ISSUANCE RESOLUTION:

Exhibit A                       Conversion Notice

EXHIBIT F

GROWLIFE, INC.
OFFICER’S CERTIFICATE

The undersigned, Marco Hegyi, Chief Executive Officer of GrowLife, Inc., a Delaware corporation (“Company”), in connection with the issuance of that certain Convertible Promissory Note in favor of Chicago Venture Partners, L.P., a Utah limited partnership (“Investor”) in the original principal amount of $128,000.00 dated and made effective on August 17, 2016 but having an original issuance date of October 27, 2016 (the “Note,” and together with all other Convertible Promissory Notes issued under the Exchange Agreement (as defined below), the “Notes”), pursuant to that certain Exchange Agreement dated August 17, 2016 between Investor and Company (the “Exchange Agreement”), in his capacity as an officer of Company, hereby represents, warrants and certifies that:

1. He is the duly appointed Chief Executive Officer of Company.

2. As of the date hereof, Company has one (1) Variable Security Holder (as defined in the Exchange Agreement).

3. He agrees to cause Company to comply with the covenants found in Sections 8(v), 8(vi) and (vii) of the Exchange Agreement.
12.
4. He acknowledges that his execution and issuance of this Officer’s Certificate to Investor is a material inducement to Investor’s agreement to purchase and exchange the Notes on the terms set forth in the Exchange Agreement and that but for his execution and issuance of this Officer’s Certificate, Investor would not have purchased the Notes from Company.

IN WITNESS WHEREOF, the undersigned, in his capacity as an officer of Company, has executed this Officer’s Certificate as of August 17, 2016.

/s/ Marco Hegyi
Marco Hegyi